Exhibit 10.4

STOCK PLEDGE AGREEMENT SUPPLEMENT

This Stock Pledge Agreement Supplement, dated as of May 13, 2005, is delivered pursuant to Section 4(a) of the Pledge Agreement described below.  The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Stock Pledge Agreement dated as of June 16, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; the terms defined therein and not otherwise defined herein are used herein as therein defined), among each of the parties listed on the signature pages thereto as pledgors and those additional entities that thereafter become parties thereto as pledgors (collectively, the “Pledgors”) and Wells Fargo Foothill, Inc., as agent for the Lenders (as defined in the Loan Agreement) (the “Agent”), pursuant to the Loan Agreement, and that the additional interests listed on Schedule 1(a) of this Pledge Agreement Supplement shall be and become part of the Pledged Interests pledged by the Pledgors to the Agent in the Pledge Agreement, and shall secure all Secured Obligations thereunder.

The undersigned hereby certifies that the representations and warranties set forth in Section 1 and Section 3 of the Pledge Agreement of the undersigned are true and correct as to the Pledged Interests listed herein and as of the date hereof.

PENINSULA GAMING, LLC, a Delaware limited liability company

By:	/a/ Natalie A. Schramm

Title:	Chief Financial Officer

SCHEDULE 1(a)

TO

STOCK PLEDGE AGREEMENT SUPPLEMENT

Pledgor’s Name	Pledged Company	Number of Shares/ Membership Units	Class of Pledged Interests	Percentage of Class Owned	Certificate No(s).
Peninsula Gaming, LLC	Diamond Jo Worth, LLC	100	Membership Units	100%